Exhibit 99.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                          PURSUANT TO
                    18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Samuel Gaer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of TGFIN Holdings, Inc. on Form 10-KSB for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of TGFIN Holdings, Inc.


                                   By:  /s/ Samuel Gaer
                                   Name: Samuel Gaer
                                   Title: Chief Executive Officer





I, Samuel Gaer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of TGFIN Holdings, Inc. on Form 10-KSB for the fiscal quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of TGFIN Holdings, Inc.


                                   By: /s/ Samuel Gaer
                                   Name: Samuel Gaer
                                   Title: Chief Financial Officer